Annual Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Prudential plc (the Company), does hereby certify, to such officer’s knowledge, that: The Annual Report on Form 20-F for the year ended 31 December 2025 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company. 26 March 2026 /s/ Anil Wadhwani ________________________ Anil Wadhwani Chief Executive Officer 26 March 2026 /s/ Ben Bulmer ________________________ Ben Bulmer Chief Financial Officer